UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2019

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.manorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor’s share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current and most recent month-end performance.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2019 (UNAUDITED)

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Repo Man

Repo Man was a 1985 science fiction black comedy that became a cult classic.  The main character was Otto Maddox, a punk rocker in LA who lost his job, lost his girlfriend to his best friend, and found that his hippy parents had squandered the money that they set aside for his education.  While wandering the streets he is offered the opportunity to work repossessing cars, which he initially refuses.  He changes his mind, and Otto, the once reluctant repo man, learns of a Chevy Malibu with a high repo bounty.  The car is apparently possessed by aliens, but Otto and a mechanic from the repo shop finally grab the car, and when they do it suddenly flies them over the LA skyline and into space.

Early on, Fed Chairman Jerome Powell seemed to be a reluctant repo man, and some of his critics probably hoped that he would get launched into space, as well.  Remember that early last year Powell set Fed policy on a course to normalize interest rates and reduce the Fed’s balance sheet as the economy showed signs of improvement.  That policy raised concerns among critics who lobbied for additional stimulus, but the markets seemed to take it in stride.  Things changed later in the year amid signs of economic uncertainty, compounded by Powell’s reluctance to slow the balance sheet runoff.  Late in the year the markets reacted negatively, driving large-cap stocks down 15% and small-cap stocks down over 20%.  As the markets hit bottom on December 26, Powell clearly made the decision to terminate the balance sheet runoff and lower rates.  When the change was announced early in 2019 the markets reacted immediately, beginning a rebound that pushed the stock markets up and interest rates down

As the year progressed, however, investors began to focus once again on trade war tensions and signs of slowing economic growth, tripping up the equity markets and triggering a further decline in interest rates.  At the same time the spread between short term and long term rates compressed, and briefly turned negative when the 10 year yield fell below the 2 year yield.  This “inverted yield curve”, which often precedes a recession added to investor concerns.  The markets stabilized and then began to move higher again when Fed chairman Powell announced that the Fed would “act as appropriate to sustain the expansion”, signaling the reemergence of the Fed market backstop and fueling investor expectations of future rate cuts.

Simmering in the background, however, were concerns about reduced banking liquidity due to the reduction of excess reserves at the Fed.  Banks increasingly relied on these reserves to strengthen capital ratios, so declining reserves translated immediately into reduced liquidity as bank repurchase agreement activity evaporated.  Liquidity shortages had occurred earlier in the year but became acute in mid-September when overnight rates on “repos” spiked to almost 10%. The Fed responded by pumping

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

liquidity into the banking system through massive repo offerings and outright purchase of recently issued Treasury bills.  This liquidity shortage, much of it out of the view of many investors, reached critical proportions as the Fed was forced to repeatedly increase the repo offering size.  By year end the Fed had pumped more than $300 billion into the banking system, reversing much of the balance sheet reduction from the previous year.

The Manor Fund

The Manor Fund generated a return of 31.63% for the year ending December 31, 2019, outperforming both the S&P 500 index return of 31.49% and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index return of 28.79%.  The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 8.82%, 6.15%, and 9.61% for the Fund compared to annualized returns of 15.28%, 11.69%, and 13.55% for the S&P 500 index, and returns of 14.14%, 10.64%, and 12.23% for the Lipper Large-Cap Core mutual fund index.

During the year ended December 31, 2019, the Fund was helped by strong performance from Microsoft Corporation, Skyworks Solutions, Applied Materials, Inc., Avery Dennison Corp., and Equinix, Inc.  The shares of Microsoft rose steadily throughout much of the year.  The company reported revenue and earnings above expectations each quarter, driven by strong operating results in each of its business divisions.  The stock gained momentum late in the year as the company won several cloud computing contracts, beating out Amazon.  The shares of Skyworks Solutions traded stronger along with the market for much of the year, but then accelerated in the final quarter.  The company reported earnings above expectations, despite a decline in revenues, raised earnings guidance, and reaffirmed previous revenue guidance. Investors reacted favorably to the higher margins implied by the improved earnings expectations.  The shares of Applied Materials rose steadily throughout the year.  The company reported revenue and earnings that beat expectations each quarter.  Applied also raised earnings guidance late in the year.  The shares of Avery Dennison fluctuated in reaction to earnings reports early in the year, but ended the year higher.  The company beat earnings expectations each quarter but missed on revenues early in the year.  The stock traded down somewhat, but rallied in the final quarter when the company reported both revenue and earnings above expectations.  The shares of Equinix rose steadily throughout the year.  The company reported strong revenue growth and exceeded earnings expectations each quarter, with the exception of one mid-year report.

Notable laggards during 2019 include DXC Technologies, Inc, Cabot Oil & Gas, Biogen, Inc., Booking Holdings, and Nucor Corporation.  The shares of DXC Technologies fell sharply when the company reported earnings mid-year.  The company exceeded earnings expectations but lowered earnings guidance significantly for the next year.  The shares of Cabot Oil and Gas fell steadily through the middle of the year after the company announced full year revenue guidance that disappointed investors.  The shares stabilized later, but subsequent earnings reports were not sufficient to push the

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

shares higher.  The shares of Biogen fell sharply early in the year when the company announced the termination of Phase 3 trials of a promising Alzheimer’s treatment because the trials were unlikely to achieve their primary endpoint.  The shares rebounded sharply late in the year when the company when the company reported earnings above expectations and announced that they would submit the Alzheimer’s treatment for approval after finding positive results within the previous study.  The rebound, however, was not enough to offset the previous decline.  The shares of Booking Holdings declined only modestly, but it was enough to push the shares to the bottom of the portfolio.  The shares declined after a weak earnings report late in the year and then rebounded, but the rebound was not enough to push the stock into positive territory.  The shares of Nucor were higher for the year but the positive return was not enough to escape the bottom performers.  The company reported earnings that exceeded expectation in each quarter except one, but as the market rallied that one quarter misstep made a significant difference.

The Growth Fund

The Manor Growth Fund generated a return of 30.76%, net of all fees and expenses, during the year ending December 31, 2019, underperforming the S&P 500 index return of 31.49%, and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index with a return of 33.38% during the same time period.  The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year, 5-year period, and 10-year periods, with returns of 15.24%, 9.81%, and 12.49% for the Fund compared to returns of 15.28%, 11.69%, and 13.55% for the S&P 500, and returns of 20.48%, 13.18%, and 13.62% for the Lipper index.  The Fund continues to outperform Lipper Large-Cap Growth index since inception with an annualized return of 6.04% for the Fund compared to 4.71% for the Lipper Large-Cap Growth index.

During the year ended December 31, 2019 the Fund was helped by strong performance from Apple, Inc., MasterCard, Inc., Worldpay, Inc., Thermo Fisher Scientific, Inc., and Microsoft Corporation.  The shares of Apple traded lower early in the year when the company lowered revenue guidance.  The shares rebounded as the company beat earnings expectations over the next three quarters, despite difficult year-over-year comparisons.  The results lifted the stock and uptrend accelerated through the second half of the year.  The shares of MasterCard rose steadily throughout the year.  The company reported strong revenue growth each quarter, and beat earnings expectations each quarter, as well.  The shares of Worldpay rose steadily through the first half of the year.  Worldpay shares jumped when the company reported earnings above expectations and then continued to rally after the company agreed to be acquired by Fidelity National in a cash and stock deal.  The shares of Thermo Fisher Scientific also rose steadily throughout the year.  The company reported earnings that exceeded expectations every quarter and revenue that exceeded expectations in each quarter except one.  The consistent performance was rewarded by investors as the share rally gained momentum in the final quarter.  The shares of Microsoft rose steadily throughout much of the year.  The company reported revenue and earnings above expectations each quarter driven by strong

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

operating results in each of its business divisions.  The stock gained momentum late in the year as the company won several cloud computing contracts, beating out Amazon.

Notable laggards during 2019 include Alexion Pharmaceuticals, Diamondback Energy, Inc., Walgreens Boots Alliance, Inc., Expedia Inc., and AbbVie, Inc.  The shares of Alexion Pharmaceuticals rose throughout the first quarter when the company reported revenue and earnings above expectations, and raised earnings guidance.  The stock subsequently declined for the next two quarters, despite reporting revenue and earnings above expectations each time.  The shares rallied in the final quarter, once again on a strong earnings report, but the rebound was not enough to recover much of the previous decline.  The shares of Diamondback energy traded in a narrow range through the first half of the year.  The shares traded lower based on two weak earnings reports and concerns that slowing global economic growth would pressure oil prices.  The stock traded higher late in the year after the Fed’s aggressive liquidity injections allayed investor fears about growth prospects.  Once again, the late rebound was not enough to offset the mid-year decline.  The shares of Walgreens declined in the first quarter and remained weak through the balance of the year.  The company reported revenue and earnings below expectations, and reduced earnings guidance.  Two subsequent earnings reports that showed better results failed to rally the stock.  Investors focused instead on the difficult operating environment for pharmacy benefit managers and regulatory investigations into opioid distribution.  The shares of Expedia Group traded in line with the market through the first three months of the year, but then dropped dramatically when the company announced earnings in the fourth quarter.  Expedia reported revenue and earnings that missed expectations, and reduced growth expectations from the low double digits to the mid-single digits.  The news shocked investors since the company had traditionally met or exceeded expectations on a consistent basis.  The shares of AbbVie traded poorly through the first three quarters of the year.  The company generally beat revenue and earnings expectations, but investors focused on slowing growth of Humera, the company’s flagship drug.  Humera, a significant contributor to AbbVie’s revenue and earnings, is experiencing slowing growth as other biosimilar generic treatments become available.

The Bond Fund

The Manor Bond Fund rose 4.23% for the year ending December 31, 2019, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 5.22%, and the Lipper US Government mutual fund index return of 5.90%.  The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 3-year, 5-year, and 10-year periods with returns of 1.58%, 0.68%, and 0.39% for the Fund, compared to returns of 2.57%, 1.99%, and 2.45% for the Bloomberg Barclay Intermediate Treasury index, and returns of 2.88%, 2.08% and 2.98% for the Lipper US Government mutual fund index.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The Fund is managed as a low-risk alternative for conservative investors.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

  Repo Man Reinvigorated

It is clear that the once reluctant “Repo Man” Jerome Powell has been reinvigorated in his support for the markets.  There is nothing like a near-bear market and a liquidity crisis to focus ones attention.  The Fed went to great lengths over year-end to avert the liquidity crisis and hopefully gathered intelligence allowing them to anticipate similar problems in the future.  It seems apparent, as well, that Fed has a higher sensitivity to risks in the markets and will continue to use the tools at its disposal to avoid market disruptions.

Around the same time that the banking system experienced its liquidity issues the stock market experienced an observable shift away from growth and momentum stocks to shares with more conservative valuation metrics.  This shift could mark the reversal of a trend that has dominated market activity since 2009.  Our investment approach has always started with a search for companies that have strong earnings, the capability to grow, and a solid balance sheet to support that growth.  Our objective is to invest in companies whose share price is attractive based on those fundamentals.  It has been our guiding principal for almost three decades and could benefit from both the market shift to valuations and the support of Jerome “Repo Man” Powell.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	31.63%	6.15%	9.61%	6.37%
Lipper Large Cap Core Index **	28.79%	10.64%	12.23%	7.30%
S&P 500 ***	31.49%	11.69%	13.55%	9.38%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	30.76%	9.81%	12.49%	6.04%
Lipper Large Cap Growth Index **	33.38%	13.18%	13.62%	4.71%
S&P 500 ***	31.49%	11.69%	13.55%	6.28%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2019)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	4.23%	0.68%	0.39%	1.79%
Lipper US Government Index **	5.90%	2.08%	2.98%	4.12%
Bloomberg Barclays Intermediate Treasury Index ***	5.22%	1.99%	2.45%	3.90%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
3.01%
Basic Materials
0.76%
Real Estate
3.78%
Communication Services
5.29%
Utilities
1.18%
Consumer Cyclical
9.21%
Consumer Defensive
4.70%
Technology
24.53%
Energy
5.97%
Financial Services
15.20%
Industrials
14.30%
Healthcare
12.07%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
4.25%
Communication Services
3.99%
Consumer Cyclical
11.48%
Consumer Defensive
7.86%
Exchange Traded Fund
1.95%
Financial Services
9.12%
Healthcare
17.28%
Industrials
10.69%
Money Market Fund
1.85%
Technology
31.53%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
1.93%
U.S. Treasury Notes
98.07%

Sectors are categorized based on asset type.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares		Value

COMMON STOCKS - 93.38%

Air Transportation, Scheduled - 2.54%
3,361	Delta Air Lines, Inc.	$ 196,551

Beverages - 3.15%
1,781	PepsiCo, Inc.	243,409

Biological Products (No Diagnostic Substances) - 2.75%
715	Biogen, Inc. *	212,162

Cable & Other Pay Television Services - 3.88%
617	Charter Communications, Inc. Class A *	299,294

Cogeneration Services & Small Power Producers - 1.19%
4,605	The AES Corp.	91,640

Computer Storage Devices - 2.07%
2,574	NetApp, Inc.	160,232

Converted Paper & Paperboard Products (No Container/Boxes) - 5.09%
3,003	Avery Dennison Corp.	392,852

Crude Petroleum & Natural Gas - 1.84%
8,158	Cabot Oil & Gas Corp. Class A	142,031

Engines & Turbines - 3.51%
1,516	Cummins, Inc.	271,303

Fire, Marine & Casualty Insurance - 2.09%
1,037	Chubb Ltd. (Switzerland)	161,419

Hospital & Medical Service Plans - 4.11%
1,052	Anthem, Inc.	317,736

Life Insurance - 2.04%
3,089	Metlife, Inc.	157,446

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

Shares		Value

National Commercial Banks - 8.08%
2,274 JP Morgan Chase & Co.		316,996
1,924 PNC Financial Services Group, Inc.		307,128
		624,124
Operative Builders - 4.02%
5,885 D.R. Horton, Inc.		310,434

Personal Credit Institution - 3.02%
2,746	Discover Financial Services	$ 232,916

Petroleum Refining - 4.14%
3,411	Valero Energy Corp.	319,440

Pharmaceutical Preparations - 1.70%
687	Allergan Plc. (Ireland)	131,334

Retail-Drug Stores and Proprietary Stores - 1.63%
1,695	CVS Health Corp.	125,922

Retail-Grocery Stores - 1.56%
4,147	The Kroger Co.	120,222

Search, Detection, Navigation, Guidance, Aeronautical & Nautical Systems & Instruments - 3.18%
1,118	Raytheon Co.	245,669

Semiconductors & Related Devices - 12.08%
4,869	Applied Materials, Inc.	297,204
2,853	Microchip Technology, Inc.	298,766
2,789	Skyworks Solutions, Inc.	337,134
		933,104
Services-Business Services - 3.09%
1,713	Fidelity National Information Services, Inc.	238,261

Services-Computer Programming - 3.65%
1,373	Facebook, Inc. Class A *	281,808

Services-Prepackaged Software - 3.68%
1,801	Microsoft Corp.	284,018

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

Shares		Value

Steel Works, Blast Furnace Rolling Mills - 0.76%
1,044	Nucor Corp.	58,756

Telephone Communications - 1.42%
2,803	AT&T, Inc.	109,541

Transportation Services - 2.98%
112	Booking Holdings, Inc. *	230,018

Water Transportation - 2.23%
3,382	Carnival Corp.	171,907

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 1.90%
1,724	AmerisourceBergen Corp.	$ 146,574

TOTAL FOR COMMON STOCKS (Cost $4,446,214) - 93.38%		7,210,123

REAL ESTATE INVESTMENT TRUST - 3.79%
501	Equinix, Inc.	292,434
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $186,477) - 3.79%		292,434

MONEY MARKET FUND - 3.01%
232,450	First American Government Obligation Fund Class Z 1.48% ** (Cost $232,450)	232,450

TOTAL INVESTMENTS (Cost $4,865,141) - 100.18%		7,735,007

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.18)%		(13,850)

NET ASSETS - 100.00%		$ 7,721,157

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

Shares		Value

COMMON STOCKS - 96.23%

Air Transportation - 2.55%
5,434	Southwest Airlines Co.	$ 293,327

Cable & Other Pay Television Services - 3.99%
946	Charter Communications, Inc. Class A *	458,886

Electronic Computers - 8.06%
3,152	Apple, Inc.	925,585

Fire, Marine & Casualty Insurance - 2.93%
2,161	Chubb Ltd. (Switzerland)	336,381

Hospital & Medical Service Plans - 3.88%
1,518	Unitedhealth Group, Inc.	446,262

Measuring & Controlling Devices - 3.41%
1,207	Thermo Fisher Scientific, Inc.	392,118

Pharmaceutical Preparations - 9.99%
3,332	AbbVie Inc.	295,015
5,702	Bristol-Myers Squibb Co.	366,011
3,705	Eli Lilly & Co.	486,948
		1,147,974
Retail-Building Materials, Hardware, Garden Supply - 4.26%
838	The Sherwin-Williams Co.	489,007

Retail-Catalog & Mail-Order Houses - 5.44%
338	Amazon.com, Inc. *	624,570

Retail-Drug Stores & Proprietary Stores - 1.69%
3,285	Walgreens Boots Alliance, Inc.	193,684

Retail-Variety Stores - 2.51%
3,071	Dollar Tree, Inc. *	288,828

Semiconductors & Related Devices - 3.92%
18,484	On Semiconductor Corp. *	450,640

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

Shares		Value

Services-Business Services - 13.97%
4,414	Akamai Technologies, Inc. *	381,281
2,386	MasterCard, Inc. Class A	712,436
3,674	Fidelity National Information Services, Inc.	511,017
		1,604,734

Services-Computer Programming Services - 2.45%
4,538	Cognizant Technology Solutions Corp.	$ 281,447

Services-Computer Programming, Data Processing, Etc. - 5.15%
221	Alphabet, Inc. Class C *	295,481
221	Alphabet, Inc. Class A *	296,005
		591,486
Services-Equipment Rental & Leasing - 2.93%
2,017	United Rentals, Inc. *	336,375

Services-Help Supply Services - 2.37%
4,318	Robert Half International, Inc.	272,682

Services-Prepackaged Software - 4.20%
3,062	Microsoft Corp.	482,877

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.66%
5,979	Church & Dwight Co., Inc.	420,563

Trucking (No Local) - 2.83%
2,855	Landstar System, Inc.	325,099

Water Transportation - 3.57%
3,075	Royal Caribbean Cruises Ltd.	410,543

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 2.47%
7,955	LKQ Corp. *	283,993

TOTAL FOR COMMON STOCKS (Cost $5,314,020) - 96.23%		11,057,061

EXCHANGE TRADED FUND - 1.95%
1,861	iShares Nasdaq Biotechnology ETF	224,269
TOTAL FOR EXCHANGE TRADED FUND (Cost $225,937) - 1.95%		224,269

 * Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

Shares		Value

MONEY MARKET FUND - 1.85%
213,003	First American Government Obligation Fund Class Z 1.48% ** (Cost $213,003)	213,003

TOTAL INVESTMENTS (Cost $5,752,960) - 100.03%		11,494,333

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.03)%		(3,542)

NET ASSETS - 100.00%		$11,490,791

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Face Amount		Value

US TREASURY NOTES - 97.57%
200,000	US Treasury Note 1.50% Due 01/31/2022	$ 199,703
300,000	US Treasury Note 1.25% Due 07/31/2023	295,981
225,000	US Treasury Note 2.50% Due 08/15/2023	231,741
150,000	US Treasury Note 1.50% Due 08/15/2026	147,100
100,000	US Treasury Note 2.875% Due 05/15/2028	107,707
325,000	US Treasury Note 1.75% Due 11/15/2029	320,353

TOTAL FOR US TREASURY NOTES (Cost $1,288,136) - 97.57%		1,302,585

MONEY MARKET FUND - 1.92%
25,645	First American Treasury Obligation Class Z 1.50% * (Cost $25,645)	25,645

TOTAL INVESTMENTS (Cost $1,313,781) - 99.49%		1,328,230

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.51%		6,762

NET ASSETS - 100.00%		$ 1,334,992

* Variable rate security; the coupon rate shown represents the yield at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $4,865,141, $5,752,960, and $1,313,781, respectively)	$ 7,735,007	$11,494,333	$ 1,328,230
Cash	700	-	-
Receivables:
Dividends and Interest	3,063	5,332	6,997
Capital Shares Sold	731	1,648	1,100
Total Assets	7,739,501	11,501,313	1,336,327
Liabilities:
Payables:
Due to Advisor	8,344	9,772	1,085
Capital Shares Redeemed	10,000	750	250
Total Liabilities	18,344	10,522	1,335
Net Assets	$ 7,721,157	$11,490,791	$ 1,334,992

Net Assets Consist of:
Capital Stock	$ 292	$ 419	$ 127
Paid In Capital	4,850,999	5,750,287	1,331,031
Distributable Earnings	2,869,866	5,740,085	3,834
Net Assets (10,000,000 shares authorized, $0.001 par value) for 291,859, 419,293, and 126,802 shares outstanding, respectively.
	$ 7,721,157	$11,490,791	$ 1,334,992

Net Asset Value and Offering Price Per Share	$ 26.46	$ 27.41	$ 10.53

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2019

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 137,461	$ 103,130	$ -
Interest	5,363	6,569	23,315
Total Investment Income	142,824	109,699	23,315

Expenses:
Advisory	50,884	79,054	6,208
Administrative	33,923	25,298	5,588
Total Expenses	84,807	104,352	11,796

Net Investment Income	58,017	5,347	11,519

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	28,693	329,076	(622)
Net Change in Unrealized Appreciation on Investments	1,750,780	2,461,803	39,921
Net Realized and Unrealized Gain on Investments	1,779,473	2,790,879	39,299

Net Increase in Net Assets Resulting from Operations	$ 1,837,490	$ 2,796,226	$ 50,818

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2019	12/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 58,017	$ 44,170
Net Realized Gain on Investments	28,693	223,176
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,750,780	(1,711,877)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,837,490	(1,444,531)

Distributions to Shareholders	(87,457)	(269,312)*

Capital Share Transactions:
Proceeds from Shares Sold	410,998	376,110
Reinvestment of Distributions	87,457	269,312
Cost of Shares Redeemed	(261,914)	(774,478)
Net Increase (Decrease) from Capital Shares Transactions	236,541	(129,056)

Total Increase (Decrease)	1,986,574	(1,842,899)

Net Assets
Beginning of Year	5,734,583	7,577,482

End of Year	$ 7,721,157	$ 5,734,583

Capital Share Transactions:
Shares Sold	17,197	14,417
Shares Issued on Reinvestment of Distributions	3,285	13,412
Shares Redeemed	(10,746)	(31,275)
Net Increase (Decrease) in Outstanding Shares of the Fund	9,736	(3,446)

* Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. For the year ended December 31, 2018, total distributions consisted of net investment income of $46,136, and long term capital gains of $223,176.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2019	12/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 5,347	$ (7,612)
Net Realized Gain on Investments	329,076	790,622
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,461,803	(1,400,301)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,796,226	(617,291)

Distributions to Shareholders	(334,509)	(783,220)*

Capital Share Transactions:
Proceeds from Shares Sold	452,265	485,411
Reinvestment of Distributions	328,621	767,892
Cost of Shares Redeemed	(1,061,704)	(1,314,092)
Net Decrease from Capital Shares Transactions	(280,818)	(60,789)

Total Increase (Decrease)	2,180,899	(1,461,300)

Net Assets
Beginning of Year	9,309,892	10,771,192

End of Year	$ 11,490,791	$ 9,309,892

Capital Share Transactions:
Shares Sold	18,162	18,499
Shares Issued on Reinvestment of Distributions	11,967	36,051
Shares Redeemed	(42,052)	(50,072)
Net Increase (Decrease) in Outstanding Shares of the Fund	(11,923)	4,478

* Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. For the year ended December 31, 2018, total distributions consisted of realized gains of $783,220.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2019	12/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 11,519	$ 11,458
Net Realized Loss on Investments	(622)	(10,176)
Net Change in Unrealized Appreciation on Investments	39,921	4,468
Net Increase in Net Assets Resulting from Operations	50,818	5,750

Distributions to Shareholders	(11,460)	(11,516)*

Capital Share Transactions:
Proceeds from Shares Sold	167,277	452,344
Shares Issued on Reinvestment of Distributions	11,460	11,516
Cost of Shares Redeemed	(105,379)	(562,866)
Net Increase (Decrease) from Capital Share Transactions	73,358	(99,006)

Total Increase (Decrease)	112,716	(104,772)

Net Assets
Beginning of Year	1,222,276	1,327,048

End of Year	$ 1,334,992	$1,222,276

Capital Share Transactions:
Shares Sold	15,923	44,713
Shares Issued on Reinvestment of Distributions	1,089	1,137
Shares Redeemed	(10,186)	(55,746)
Net Increase (Decrease) in Outstanding Shares of the Fund	6,826	(9,896)

* Prior year comparative amounts have been adjusted to reflect current presentation under new account standards. For the year ended December 31, 2018, total distributions consisted of net investment income of $11,516.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015

Net Asset Value, at Beginning of Year	$ 20.33	$ 26.53	$ 22.05	$ 22.89	$ 24.73

Income From Investment Operations:
Net Investment Income *	0.20	0.16	0.28	0.13	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	6.23	(5.36)	4.50	1.48	(0.64)
Total from Investment Operations	6.43	(5.20)	4.78	1.61	(0.53)

Distributions:
Net Investment Income	(0.20)	(0.17)	(0.27)	(0.13)	(0.11)
Realized Gains	(0.10)	(0.83)	(0.03)	(2.32)	(1.20)
Total from Distributions	(0.30)	(1.00)	(0.30)	(2.45)	(1.31)

Net Asset Value, at End of Year	$ 26.46	$ 20.33	$ 26.53	$ 22.05	$ 22.89

Total Return **	31.63%	(19.55)%	21.67%	6.97%	(2.23)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,721	$ 5,735	$ 7,577	$ 6,139	$ 6,129
Before Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.62%	1.15%	0.55%	0.44%
Portfolio Turnover	9.99%	16.06%	14.56%	19.71%	15.65%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015

Net Asset Value, at Beginning of Year	$ 21.59	$ 25.24	$ 20.29	$ 19.43	$ 20.12

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	(0.02)	0.01	0.01	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	6.63	(1.64)	5.10	0.86	0.01
Total from Investment Operations	6.64	(1.66)	5.11	0.87	(0.02)

Distributions:
Net Investment Income	(0.01)	-	(0.01)	(0.01)	-
Realized Gains	(0.81)	(1.99)	(0.15)	-	(0.67)
Total from Distributions	(0.82)	(1.99)	(0.16)	(0.01)	(0.67)

Net Asset Value, at End of Year	$ 27.41	$ 21.59	$ 25.24	$ 20.29	$ 19.43

Total Return **	30.76%	(6.49)%	25.17%	4.49%	(0.14)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,491	$ 9,310	$ 10,771	$ 10,033	$ 20,695
Before Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	1.09%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.07)%	0.04%	0.05%	(0.13)%
Portfolio Turnover	12.49%	11.60%	22.73%	13.21%	19.49%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015

Net Asset Value, at Beginning of Year	$ 10.19	$ 10.22	$ 10.27	$ 10.42	$ 10.43

Income From Investment Operations:
Net Investment Income *	0.10	0.08	0.04	0.02	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	0.33	(0.01)	(0.05)	(0.15)	0.00
Total from Investment Operations	0.43	0.07	(0.01)	(0.13)	0.00

Distributions:
Net Investment Income	(0.09)	(0.10)	(0.04)	(0.02)	(0.01)
Realized Gains	-	-	-	- ***	-
Total from Distributions	(0.09)	(0.10)	(0.04)	(0.02)	(0.01)

Net Asset Value, at End of Year	$ 10.53	$ 10.19	$ 10.22	$ 10.27	$ 10.42

Total Return **	4.23%	0.66%	(0.11)%	(1.26)%	(0.04)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,335	$ 1,222	$ 1,327	$ 1,183	$ 1,087
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.93%	0.82%	0.41%	0.18%	0.00%
Portfolio Turnover	21.04%	37.53%	23.92%	41.29%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019) or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability at measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, exchange traded funds, and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

Short-term investments. Short-term investments are valued using amortized cost, which approximated fair value. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2019:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 7,210,123	$ -	$ -	$ 7,210,123
Real Estate Investment Trust	292,434	-	-	292,434
Money Market Fund	232,450	-	-	232,450
	$ 7,735,007	$ -	$ -	$ 7,735,007

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 11,057,061	$ -	$ -	$ 11,057,061
Exchange Traded Fund	224,269	-	-	224,269
Money Market Fund	213,003	-	-	213,003
	$ 11,494,333	$ -	$ -	$ 11,494,333

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,302,585	$ -	$ 1,302,585
Money Market Fund	25,645	-	-	25,645
	$ 25,645	$ 1,302,585	$ -	$ 1,328,230

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2019.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2019.  There were no significant transfers into or out of Level 1 or Level 2 during the year. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management and administrative services to the Funds.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

Effective January 1, 2018 the investment advisory agreement adopted a “unified fee” structure consisting of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. For the year ended December 31, 2019, the Advisor earned advisory fees from the Manor, Growth, and Bond funds of $50,884, $79,054, and $6,208, respectively. As of December 31, 2019, the Manor, Growth, and Bond Funds each owed the Advisor advisory fees of $5,006, $7,403, and $571, respectively.  For the year ended December 31, 2019, the Advisor earned administrative fees from the Manor, Growth, and Bond funds of $33,923, $25,298, and $5,588, respectively. As of December 31, 2019, the Manor, Growth, and Bond funds each owed the Advisor administrative fees of $3,338, $2,369, and $514, respectively.

Administrative and Shareholder Servicing Fees

As of August 25, 2018, the Trust entered into an Administrative Services Agreement under which the Advisor provides certain services to the Trust including, but not limited to: accounting, recordkeeping, and portfolio administration of the funds; preparation, distribution, and filing of required reports; managing operational requirements and service providers; organizing and managing the Board of Trustees; and providing marketing and distribution services.  Under the Administrative Services Agreement the Advisor earns a fee of 0.05% of net average assets of the Trust. This administrative services fee is included in the ordinary expenses of the Trust on an annual basis, billed monthly. The fee may be waived for assets in any fund series during periods that the Advisor serves as investment advisor to that series. For the year ended December 31, 2019, no fees were billed or accrued for the Advisor under this agreement.

As Administrator to the Trust, the Advisor also oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and a managing member of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2019, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 871,305	$ 1,275,606	$ 321,103
Sales	$ 650,404	$ 2,045,916	$ 249,410

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

5.   TAX MATTERS NOTE

As of December 31, 2019, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 4,865,141	$ 5,754,248	$ 1,313,781
Gross tax appreciation of investments	$ 3,054,574	$ 5,776,216	$ 18,206
Gross tax depreciation of investments	(184,708)	(36,131)	(3,757)
Net tax appreciation (depreciation)	$ 2,869,866	$ 5,740,085	$ 14,449

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2019, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation	Undistributed Ordinary Income	Capital Loss Carryforward	Total Distributable Earnings
Manor Fund	$2,869,866	$ -	$ -	$2,869,866
Growth Fund +	$5,740,085	$ -	$ -	$5,740,085
Bond Fund	$ 14,449	$ 183	$ (10,798)	$ 3,834

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

As of December 31, 2019, the Bond Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 8,150
Short-term non-expiring	$ 2,648
Total	$10,798

The Manor Fund has recorded a reclassification in the capital accounts. As of December 31, 2019, the Manor Fund recorded permanent book/tax differences of $713 from net investment loss to paid-in-capital. The Manor Growth Fund has recorded a reclassification in the capital accounts. As of December 31, 2019, the Growth Fund recorded permanent book/tax differences of $40 from net investment loss to paid-in-capital. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

Manor Fund	Growth Fund	Bond Fund
	12/31/19	12/31/19	12/31/19
Ordinary Income	$ 59,085	$ 6,822	$ 11,460
Long-term Gain	$ 28,372	$ 327,687	$ —

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Manor Fund	Growth Fund	Bond Fund
	12/31/18	12/31/18	12/31/18
Ordinary Income	$ 46,136	$ 60,950	$ 11,516
Long-term Gain	$ 223,176	$ 722,270	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on each Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), comprising the Manor Investment Funds, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Abington, Pennsylvania

February 25, 2020

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2019	December 31, 2019	July 1, 2019 to December 31, 2019

Actual	$1,000.00	$1,129.63	$6.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2019	December 31, 2019	July 1, 2019 to December 31, 2019

Actual	$1,000.00	$1,118.51	$5.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2019	December 31, 2019	July 1, 2019 to December 31, 2019

Actual	$1,000.00	$1,007.71	$4.81
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2019 (UNAUDITED)

 Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2019 (UNAUDITED)

The Officers and Trustees of the Fund have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
James McFadden 1947	Trustee Term: Indefinite	Since 2019 Formerly 1995 to 2006	Retired; Privacy Officer, Capital One Corp.	Three	None
John McGinn 1944	Trustee Term: Indefinite	Since 2002	Retired; Formerly, Independent Real Estate Sales Consultant	Three	None
Fred Myers 1955	Trustee Term: Indefinite	Since 1995	Partner, Myers and Associates, CPA’s	Three	None
Edward Szkudlapski 1957	Trustee Term: Indefinite	Since 2000	President, Eclipse Business Solutions, Inc. (management consulting firm)	Three	None
Alan Weintraub 1956	Trustee Term: Indefinite	Since 2018 Formerly 1995 to 2015	Office of the CTO, DocAuthority; Formerly Vice President, Enterprise Content Management Support Office, Federal Reserve Bank of Minneapolis	Three	None
Interested Trustee*
Daniel A. Morris* 1955	Trustee, President and Treasurer	Since 1995	President, Chief Investment Officer and Portfolio Manager, Morris Capital Advisors LLC	Three	None

*  Mr. Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s advisor.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
John R. Giles 1958	Secretary	Since 2005	Director, Marketing, Morris Capital Advisors, LLC	N/A	N/A
Joseph T. Doyle, Jr. 1959	Chief Compliance Officer	Since 2019	Portfolio Manager, Morris Capital Advisors, LLC	N/A	N/A

No compensation was paid to either the independent or interested Trustees during the fiscal year ended December 31, 2019.

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2019	12/31/2018
Audit Fees	$23,100	$28,000
Audit Related Fees	$0	$0
Tax Fees	$5,400	$5,400
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 4, 2020